                                                                    Exhibit 7.3
                                                                 Conformed Copy


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

           New York                                  13-2774727
           (Jurisdiction of incorporation            (I.R.S. Employer
           or organization if not a U.S.             Identification No.)
           national bank)

           452 Fifth Avenue, New York, NY            10018-2706
           (212) 525-5600                            (Zip Code)
           (Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                            TEMBEC INDUSTRIES, INC.*
               (Exact name of obligor as specified in its charter)

           Canada                                    Not Applicable
           (State or other jurisdiction              (I.R.S. Employer
           of incorporation or organization)         Identification No.)

           800 Rene-Levesque Boulevard West,
           Suite 2790
           Montreal, Quebec                          H3B 1X9
           (514) 871-0137                            (Zip Code)
           (Address of principal executive offices)

                            8.625% Senior Notes due 2009
                      Guaranty of 8.625% Senior Notes due 2009
                           (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS


                                                                     Province or other
                                                             jurisdiction of         I.R.S. Employer
                                                            incorporation or          Identification
Name, Address and Telephone Number                            organization                Number
----------------------------------                          ----------------         ---------------
Tembec Inc.                                                   Quebec                 Not Applicable
800 Rene-Levesque Boulevard West, Suite 2790
Montreal, Quebec, H3B 1X9
(514) 871-0137


                                     General
Item 1. General Information.


                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits

Exhibit
-------

T1A(i)       (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)      (1)    Certificate of the State of New York Banking Department
                    dated December 31, 1993 as to the authority of HSBC Bank
                    USA to commence business as amended effective on March 29, 1999.

T1A(iii)            Not applicable.

T1A(iv)      (3)    Copy of the existing By-Laws of HSBC Bank USA as as amended on April 11, 2002.

T1A(v)              Not applicable.

T1A(vi)      (2)    Consent of HSBC Bank USA required by Section 321(b) of the
                    Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of March, 2003.



                                         HSBC BANK USA


                                         By: /s/ Frank J. Godino
                                             -----------------------------------
                                             Frank J. Godino
                                             Vice President

                                                              Exhibit T1A (vii)


                                                      Board of Governors of the Federal Reserve System
                                                      OMB Number: 7100-0036
                                                      Federal Deposit Insurance Corporation
                                                      OMB Number: 3064-0052
                                                      Office  of the  Comptroller of the Currency
                                                      OMB Number: 1557-0081
--------------------------------------------------------------------------------------------------------
Federal Financial Institutions Examination Council    Expires March 31, 2005

                                                      Please refer to page i,
                                                      Table of Contents, for
                                                      the required disclosure
                                                      of estimated burden.
--------------------------------------------------------------------------------------------------------


Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031
                                         (RCRI  9999)

Report at the close of business December 31, 2002



This report is required by law; 12 U.S.C.ss.324 (State               This report form is to be filed by banks with branches and
member banks); 12 U.S.C.ss.1817 (State nonmember banks); and         consolidated subsidiaries in U.S. territories and
12 U.S.C. ss.161 (National banks).                                   possessions, Edge or Agreement subsidiaries, foreign
                                                                     branches, consolidated foreign subsidiaries, or
                                                                     International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by          The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be            accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member           We, the undersigned directors (trustees), attest to the
and National Banks.                                                  correctness of this Report of Condition (including the
                                                                     supporting schedules) and declare that it has been examined
I, Gerald A. Ronning, Executive VP & Controller                      by us and to the best of our knowledge and belief has been
   ---------------------------------------------                     prepared in conformance with the instructions issued by the
   Name and Title of Officer Authorized to Sign Report               appropriate Federal regulatory authority and is true and
                                                                     correct.

Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules)
have been prepared in conformance with the instructions
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and believe.
                                                                     /s/ Youssef Nasr
   /s/ Gerald A. Ronning                                             --------------------------------------------------------------
-----------------------------------------------------------          Director (Trustee)
Signature of Officer Authorized to Sign Report
                                                                     /s/ Bernard J. Kennedy
             2/14/03                                                 --------------------------------------------------------------
----------------------------------------------------------           Director (Trustee)
Date of Signature
                                                                     /s/ Sal H. Alfieri
----------------------------------------------------------           --------------------------------------------------------------
                                                                     Director (Trust

-----------------------------------------------------------------------------------------------------------------------------------

 Submission of Reports

Each Bank must prepare its Reports of Condition and Income           For electronic filing assistance, contact EDS Call report
either:                                                              Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                     telephone (800) 255-1571.
(a) in electronic form and then file the computer data file
    directly with the banking agencies' collection agent,            To fulfill the signature and attestation requirement for the
    Electronic Data System Corporation (EDS), by modem               Reports of Condition and Income for this report date, attach
    or computer diskette; or                                         this signature page to the hard-copy of the completed report that the bank places in its files.
b)  in hard-copy (paper) form and arrange for another party
    to convert the paper report to automated for. That party
    (if other than EDS) must transmit the bank's computer
    data file to EDS.
-----------------------------------------------------------------------------------------------------------------------------------

                                |   |   |   |   |   |
FDIC Certificate Number         | 0 | 0 | 5 | 8 | 9 |
--------------------------------|---|---|---|---|---|

                                    (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA
-----------------------------------------------------------          --------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page),                    Legal Title of Bank (TEXT 9010)
if any (TEXT 4087)
(Example: www.examplebank.com)                                       Buffalo
                                                                     --------------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     N.Y.                                            14203
                                                                     --------------------------------------------------------------
                                                                     State Abbrev. (TEXT 9200)                 ZIP Code (TEXT 9220)


   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                              of  Buffalo
------------------------------------------------------
  Name of Bank                                City

in the state of New York, at the close of business December 31, 2002



ASSETS
                                                                                                           Thousands of dollars
                                                                                                          -----------------------
 a.  Non-interest-bearing balances currency and coin                                                           $      2,079,940
 b.  Interest-bearing balances                                                                                          707,840
     Held-to-maturity securities                                                                                      4,372,512
     Available-for-sale securities                                                                                   13,701,218
     Federal funds sold and securities purchased under agreements to resell:
a.   Federal funds sold in domestic offices                                                                             600,000
b.   Securities purchased under agreements to resell                                                                  2,142,943
Loans and lease financing receivables:
     Loans and leases held for sale                                                                            $      2,490,206
     Loans and leases net of unearned income                                          $     41,038,074
     LESS: Allowance for loan and lease losses                                                 491,801
     Loans and lease, net of unearned income, allowance, and reserve                                           $     40,546,273
     Trading assets                                                                                                  13,243,465
     Premises and fixed assets                                                                                          723,647
Other real estate owned                                                                                                  14,823
Investments in unconsolidated subsidiaries                                                                              245,614
Customers' liability to this bank on acceptances outstanding                                                             98,526
Intangible assets: Goodwill                                                                                           2,224,573
Intangible assets: Other intangible assets                                                                              404,242
Other assets                                                                                                          2,819,947
Total assets                                                                                                         86,415,769

LIABILITIES

Deposits:
     In domestic offices                                                                                             40,034,925
     Non-interest-bearing                                                                    5,682,618
     Interest-bearing                                                                       34,352,307
In foreign offices                                                                                                   20,129,661
     Non-interest-bearing                                                                      397,743
     Interest-bearing                                                                       19,731,918

Federal funds purchased and securities sold under agreements to repurchase:
a.   Federal funds purchased in domestic offices                                                                        656,181
b.   Securities sold under agreements to repurchase                                                                     552,583

Trading Liabilities                                                                                                   7,696,329
Other borrowed money                                                                                                  5,361,189
Bank's liability on acceptances                                                                                          98,526
Subordinated notes and debentures                                                                                     1,549,034
Other liabilities                                                                                                     3,048,561
Total liabilities                                                                                                    79,126,989
Minority Interests in consolidated Subsidiaries                                                                             173

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                                 -
Common Stock                                                                                                            205,000
Surplus                                                                                                               6,454,612
Retained earnings                                                                                                       384,408
Accumulated other comprehensive income                                                                                  244,587
Other equity capital components                                                                                               -
Total equity capital                                                                                                  7,288,607
Total liabilities, minority interests and equity capital                                                             86,415,769